Provident Investment Counsel Funds

                      Supplement Dated February 27, 2003
       to Prospectus dated March 1, 2002 (as supplemented on July 1, 2002)



Management of PIC Investment Trust intends to recommend to the Board of Trustees that the Balanced Fund A, Growth Fund A, Growth Fund B, Mid Cap Fund B and Small Company Growth Fund B series of the Trust be reorganized or terminated. Further sales of shares of these series will be discontinued effective at the close of business on March 31, 2003, pending a determination by the Board.

Investors   should  retain  this  supplement  with  the  prospectus  for  future reference. Please call (800) 618-7643 with any questions.